UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________________________
FORM 8-K
 ________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2018
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Masonite International Corporation
(Exact name of registrant as specified in its charter)
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British Columbia, Canada	001-11796	98-0377314
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2771 Rutherford Road Concord, Ontario, Canada	L4K 2N6
(Address of principal executive offices)	(Zip Code)

(800) 895-2723
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)
 ________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2018 the Board of Directors (the “Board”) of Masonite International Corporation (the “Company”) increased the size of the Board from nine to twelve members and elected Daphne E. Jones (formerly with GE Healthcare), Thomas W. Greene (currently with Colgate-Palmolive), and William S. Oesterle (co-founder of Angie’s List) to fill the resulting vacancies, effective immediately. Rick J. Mills and John C. Wills, currently members of the Board of Directors of the Company, are retiring from the Board effective at the Company’s 2018 annual general meeting of shareholders currently scheduled to be held on May 10, 2018 (the “Annual Meeting”) and therefore have not been nominated for reelection to the Board at the Annual Meeting. The size of the Board is being reduced from twelve to ten members effective immediately prior to the election of Directors at the Annual Meeting.

Ms. Jones and Messrs. Greene and Oesterle will participate in the Company's non-employee director compensation program, which consists of equity and cash compensation, as described on page 19 of the Company's Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2017, relating to the Company’s 2017 annual general meeting of shareholders, except that their annual equity retainer of restricted stock units will be $90,000 (increased from $70,000) in accordance with a change approved by the Board effective January 1, 2018 for all non-employee directors other than the Chairman of the Board. In addition, Ms. Jones and Messrs. Greene and Oesterle entered into the Company's standard indemnification agreement, the form of which was filed as Exhibit 10.6 to the Company’s Annual Report on Form 10-K for the fiscal year ended January 1, 2017 filed with the SEC on March 1, 2017.

There are no arrangements or understandings between each of Ms. Jones or Messrs. Greene or Oesterle and any other persons pursuant to which any of them were selected as a director of the Company. Each of Ms. Jones and Messrs. Greene and Oesterle have no direct or indirect material interest in any transaction or currently proposed transaction in which the Company is a participant that is required to be reported under Item 404(a) of Regulation S-K.

On February 26, 2018, the Company issued a press release announcing the election of Ms. Jones and Messrs. Greene and Oesterle to the Board. A copy of the press release is filed with this Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release, dated February 26, 2018, issued by Masonite International Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASONITE INTERNATIONAL CORPORATION

Date:	February 26, 2018	By:	/s/ Robert E. Lewis
		Name:	Robert E. Lewis
		Title:	Senior Vice President, General Counsel and Secretary

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